UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2008

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, Inc.

December 31, 2008

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Eerily Similar

Even a quick glance at the performance charts that accompany this column tells you all you need to know about the state of the financial markets.  Stocks are down, Treasury bonds are up, and the move is dramatic for each asset class.  The charts are eerily similar to the charts that accompanied my Investment Commentary in September 2002.  Back then, stocks were down almost 20% during the quarter and year-to-date, while bonds were up during the same time frame.

There are other similarities, too.  In 2002, the stock market had already suffered an extended decline, and 10-year US Treasury yields were at a low of 3.65%, down from over 5.50% a year earlier.  Analysts were divided about the prospects for corporate profits, with “bottom-up” earnings estimates for the S&P 500 of $55, compared to “top-down” estimates of $35.  In 2008 the stock market declined sharply, and 10-year US treasury yields were 2.05%, down from 4.25%.  Analysts are once again divided about the prospect for corporate profits, with “bottom-up” estimates now in the range of $82 for the S&P 500 and “top-down” estimates around $54.

The events surrounding the markets back then are very similar to things that we are experiencing now. Consider the paragraph below, written at the end of September, 2002.

“Our financial markets are currently testing our resolve as investors are subjected to a seemingly endless series of setbacks.  The financial news is dominated by weak corporate results, poor management, conflicts of interest by market analysts (Grubman, Meeker, Blodget), accounting scandals (Enron), and outright fraud (WorldCom).  Coupled with a sluggish economy and international turmoil, it is no surprise that investors are subject to extreme emotional mood swings.”

These days, investors are not experiencing mood swings, they seem to be mired in depression.  Our current troubles are much too soon on the heels of that previous meltdown, and  much worse.  Back then a spending binge in the technology sector, driven by Y2K fears and the build out of the internet, generated strong economic growth and inflated stock values.  When spending contracted and stock valuations evaporated, the Fed drove interest rates down and the money supply up.  These efforts were  an attempt to minimize the pain of the contraction, but are now seen as triggering the real estate boom that contributed to our current problems.  The concept of a Fed “safety net” encouraged banks and investors to underestimate risk and overextend themselves through leverage and exotic derivative securities.

So, here we are, six years post September 2002, with lower interest rates, 2.05% vs. 3.65%, higher earnings estimates, $62 vs. $35, and the S&P 500 in the midst of a bear market that has taken us close to those previous lows.  We have corporate train wrecks (Bear Stearns, AIG, etc.), foolish management (Prince, Thain, Rubin, etc.), conflicts of interest (ratings agencies Moody’s, MBIA, etc.), accounting problems (sub-prime write downs), and outright fraud (Madoff).

The Manor Fund

The Manor Fund declined 20.74%, net of all fees and expenses, during the quarter ending December 31, 2008, outperforming both the S&P 500 Index and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (-21.96% and –22.16%), respectively.  The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Core mutual fund index for the trailing 1-year, 3-year and 5-year periods, ending December 31, 2008.  The Fund had returns of –31.42%, -7.89%, and –0.37%, compared to returns for the S&P 500 index of (-37.00%, 8.36%, and –2.19%), and returns for the Lipper index of (-37.07%, -8.70%, and -2.72%), respectively.

During the 4th quarter of 2008 the Fund was helped by strong performance from Endo Pharmaceuticals, Nucor Corporation, AT&T, Inc., Citrix Systems, Inc., and Wellpoint, Inc.    Endo Pharmaceuticals rose after reporting higher revenue and earnings.  The company also raised its full year outlook.  The stock continued to rise during the quarter due partly to its strong financial position.  Nucor rose later in the quarter when the company announced better than expected earnings guidance in a very difficult operating environment.  The company also benefited from investor expectations that this domestic steel company will benefit from infrastructure investment provisions in the much discussed economic stimulus package.  AT&T rose, despite the uncertain economic environment, as investors valued its stable earnings stream and the expectation of continued demand for wireless services.  Citrix Systems rebounded after reporting 3rd quarter revenues and earnings above expectations, driven in part by efforts to control costs.  The company also raised revenue and earnings guidance for the full year.  Wellpoint also rebounded late in the quarter after an independent research report identified the company as one of the better capitalized health insurers.

Notable laggards during the 4th quarter included Prudential Financial, Amphenol, Weatherford International, Norfolk Southern, and National Oilwell Varco.  Prudential declined during the quarter on investor concerns about risks in their portfolio of mortgage backed securities and variable annuity business.  Amphenol fell, despite reporting revenues and earnings better than expected, on concerns that the global economic slowdown would reduce demand for the company’s electronic cables and connectors.  Weatherford declined steadily throughout the quarter as declining oil prices and slowing economic growth reduced future demand for the company’s energy exploration services.  Norfolk Southern declined, despite reporting revenues and earnings above expectations, as economic uncertainty raised concerns about further revenue growth.  National Oilwell also suffered from investor concerns about slowing energy exploration as a result of lower oil prices and slowing economic growth.

During the quarter we sold Prudential Financial and purchased JP Morgan.  We sold Prudential as concerns in the financial sector mounted, especially among entities viewed as having undisclosed financial risk.  We purchased JP Morgan because the market pullback provided an opportunity to purchase this well managed financial services company at an attractive valuation.  The bank has been well positioned to pick up distressed financial assets, as one of the few firms able to assist in the takeover of Bear Stearns when the financial crisis unfolded.

The Growth Fund

The Growth Fund declined 23.67%, net of all fees and expenses, during the quarter ending December 31, 2008, underperforming the S&P 500 index (-21.96%), but outperforming comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index return of (-23.74%).  The Fund continues to outperform comparable mutual funds measured by the Lipper Large-Cap Growth mutual fund index for the trailing year, and since inception, with an annualized total returns of –41.12% and –3.15% for the Fund as compared to annualized returns of –41.38% and –6.69% for the Lipper index.  The Fund underperformed the S&P 500 index for the trailing year (-41.12% vs. -37.00%) and underperformed both indices for the trailing 3-year and 5-year periods ending December 31, 2008, with annualized returns for the fund  of –13.18% and –4.37%, compared to annualized returns for the S&P 500 index of –8.36% and –2.19%, and annualized returns for the Lipper index of –10.95% and –3.98%, respectively.

During the 4th quarter of 2008 the Fund was helped by the performance of Gilead Sciences, Ace Limited, Raytheon, Celgene Corp., and Genentech, Inc.  Gilead, a new addition to the Fund, rose late in the quarter on investor belief that biotech companies had the potential to grow revenues in this difficult economic environment.  Ace Limited rose late in the quarter because the company seemed to avoid many of the problems afflicting other financial companies.  Raytheon rose steadily, after a decline early in the quarter, after reporting revenue and earnings above expectations.  Celgene, another new addition, rose after the FDA approved a new drug application for a treatment targeted at patients with non-Hodgkin lymphoma.  Genentech suffered only a small decline as its shares were supported by a pending cash buyout offer of $89 per share from Roche.

Weak holdings in the portfolio included Urban Outfitters, Thermo Fisher Scientific,  Schlumberger, Continental Resources, and Cummins, Inc.  Urban Outfitters declined in an already weak environment for retail stocks, after the company warned that sales trends were weak during the holiday season.  Thermo Fisher declined after reporting earnings in line with expectations, but  lower than expected revenues.  Shares also suffered later in the quarter when a competitor cut their view on orders for the current quarter.  Schlumberger declined as continued weakness in oil prices raised investor concerns about energy exploration activity.  Continental Resources also declined as weakness in oil prices reduced revenue expectations for this oil and natural gas exploration company.  Cummins declined on investor concerns that higher energy prices and slowing global economies would reduce demand for the company’s engines used in large trucks and construction equipment.

During the quarter we sold Manpower and eBay and purchased Celgene and Gilead Sciences.  We sold Manpower because the global economic slowdown will make it difficult for this provider of staffing personnel to grow revenues.  We also sold eBay because they are struggling to generate continued growth through their global initiatives, a fact that we believe is not reflected in the underlying estimates supporting its current stock price.  We purchased Celgene and Gilead Sciences, both biotech pharmaceutical companies, because we believe that they have the  potential to drive revenue and earnings growth through the marketing of new drug treatments.

The Bond Fund

The Bond Fund rose 2.38%, net of all fees and expenses, for the quarter ending December 31, 2008, underperforming the Lipper US Government mutual fund index (4.32%) and the Lehman Intermediate Government index (6.30%).  For the year ending December 31, 2008, the Fund generated a return of 5.20%, underperforming the Lipper US Government mutual fund index (5.79%) and the Lehman Intermediate Government Index (11.84%).  The Fund underperformed the Lipper and Lehman indices for the trailing 3-years, 5-year and since inception with returns of 4.65%, 2.88%, and 3.80% compared to returns of 5.19%, 4.28%, and 5.42% for the Lipper index and returns of 7.69%, 5.46%, and 6.08% for the Lehman index.  Performance over the recent quarter reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The portfolio has an average yield to maturity of 0.53%, an average maturity of approximately 1.64 years, and an average duration of 1.60 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

A New Beginning

Albert Einstein defined insanity as doing the same thing repeatedly and expecting different results.  If we keep relying on interest rate cuts and easy money to minimize the pain of our current problems we may only be fostering a lunacy that perpetuates the vicious economic and financial downswings that we have experienced recently.  Based on what we are currently experiencing, it is hard not to be pessimistic.

On the other hand, it is also interesting that back in the Investment Commentaries of 2002 I wrote about James McPherson’s book on the Civil War, and his portrayal of Abraham Lincoln.  He wrote that Lincoln was widely criticized by supporters and opponents, labeled as a traitor by both radicals and conservatives, and often brutally attacked in the press.  Prior to his reelection to a second term as President, he was the subject of a recall campaign by members of his own party.  While he often struggled with self-doubts, his strong will and determination prevailed, and his leadership has stood the test of time.

McPherson concludes that Lincoln’s legacy was not due to a military victory, but to a series of decisions that easily could have gone the other way, and that these decisions were shaped by the very nature of our democratic government, where a strong and vigorous opposition helped to shape the outcome of many important decisions.

It occurs to me that at this time of crisis we need leadership in the political and financial sectors that is not driven by ideology or expediency.  Let’s have the audacity to hope that our democratic government will shape the tough decisions to preserve and enhance the economic strength of our financial system, one that generated prosperity for our nation and its people for so many years.

Sincerely,

Daniel A. Morris

Manor Growth Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

Manor Growth Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2008)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
Manor Growth Fund ($7,373)
Lipper Large Cap Growth Funds Index ($5,174)
S&P 500 ($7,746)

	1 Year	5 Year	Since Inception
Manor Growth Fund *	(41.12)%	(4.37)%	(3.15)%
Lipper Large Cap Growth Index **	(41.38)%	(3.98)%	(6.69)%
S&P 500 ***	(37.00)%	(2.19)%	(2.65)%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

***The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted. Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Manor Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Lehman Intermediate Treasury Index.

Manor Bond Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2008)
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
Manor Bond Fund ($14,188)
Lipper US Goverment Index ($16,517)
Lehman Intermediate Treasury Index ($17,523)

	1 Year	5 Year	Since Inception
Manor Bond Fund *	5.20%	2.89%	3.80%
Lipper US Goverment Index **	5.79%	4.28%	5.42%
Lehman Intermediate Treasury Index ***	11.84%	5.46%	6.07%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

***The Lehman Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted. Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR FUND

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

GROWTH FUND

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

BOND FUND

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Manor Fund
	Schedule of Investments
	December 31, 2008

Shares		Value

COMMON STOCKS - 91.05%

Aircraft - 1.88%
1,311	Boeing Co.	$ 55,940

Beverages - 4.39%
2,383	Pepsico, Inc.	130,517

Computer & Office Equipment - 3.04%
1,072	International Business Machine Corp.	90,220

Computer Communications Equipment - 1.44%
2,633	Cisco Systems, Inc. *	42,918

Construction, Mining & Materials Handling Machinery & Equipment - 1.78%
1,604	Dover Corp.	52,804

Crude Petroleum & Natural Gas - 3.11%
1,542	Occidental Petroleum Corp.	92,505

Drilling Oil & Gas Wells - 2.29%
2,620	Nabors Industries Ltd. *	31,361
3,378	Weatherford International Ltd. *	36,550
		67,911
Electric & Other Services Combined - 3.21%
1,717	Exelon Corp.	95,482

Electronic Connectors - 2.95%
3,662	Amphenol Corp. Class A	87,815

Fire, Marine & Casulty Insurance - 6.01%
1,830	Allstate Corp.	59,951
2,327	Chubb Corp.	118,677
		178,628
Hospital & Medical Service Plans - 1.99%
1,405	Wellpoint, Inc. *	59,193

Investment Advice - 2.01%
935	Franklin Resources, Inc.	59,634

Miscellaneous Industrial & Commercial Machinery & Equipment - 2.27%
1,357	Eaton Corp.	67,456

National Commercial Banks - 4.19%
1,618	Bank of America Corp.	22,782
2,099	Citigroup, Inc.	14,084
2,779	JP Morgan Chase & Comp.	87,622
		124,488

Oil & Gas Field Machinery & Equipment - 1.46%
1,774	National Oilwell Varco, Inc. *	43,357

Perfumes, Cosmetics & Other Toilet Preparations - 4.62%
2,001	Colgate Palmolive Co.	137,149

Pharmaceutical Preparations - 10.14%
4,130	Endo Pharmaceuticals Holdings, Inc. *	106,884
1,435	Johnson & Johnson	85,856
4,091	Watson Pharmaceuticals, Inc. *	108,698
		301,438
Railroads, Line-Haul Operating - 4.09%
2,580	Norfolk Southern Corp.	121,389

Retail-Department Stores - 1.27%
1,912	JCPenny Co., Inc.	37,666

Retail-Drug Stores & Propriety Stores - 2.88%
2,973	CVS Caremark Corp.	85,444

Retail-Radio, Tv & Consumer Electronic Stores - 2.53%
2,679	Best Buy, Inc.	75,307

Retail-Variety Stores - 4.80%
2,543	Wal-Mart Stores, Inc.	142,560

Rubber & Plastics Footwear - 3.75%
2,186	Nike, Inc. Class B	111,486

Semiconductors & Related Devices - 3.74%
6,365	Applied Materials, Inc.	64,478
3,173	Intel Corp.	46,516
		110,994
Services-Miscellaneous Amusement & Recreation - 2.96%
3,882	Walt Disney Co.	88,082

Services-Prepackaged Software - 2.36%
2,970	Citrix Systems, Inc. *	70,003

Steel Works, Blast Furnances Rolling Mills (Coke Ovens) - 2.13%
1,367	Nucor Corp.	63,155

Telephone Communications (No Radio Telephone) - 3.76%
3,923	AT&T, Inc.	111,805

TOTAL FOR COMMON STOCKS (Cost $3,234,376) - 91.05%		$ 2,705,346

SHORT TERM INVESTMENTS - 8.47%
251,633	First American Government Obligation Fund Class Y 0.34% ** (Cost $251,633)	251,633

TOTAL INVESTMENTS (Cost $3,486,009) - 99.52%		$ 2,956,979

OTHER ASSETS LESS LIABILITIES - 0.48%		12,666

NET ASSETS - 100.00%		$ 2,969,645

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

	Growth Fund
	Schedule of Investments
	December 31, 2008

Shares		Value

COMMON STOCKS - 95.50%

Beverages - 2.64%
4,617	Constellation Brands, Inc. *	$ 72,810

Biological Products, (No Disgnostic Substances) - 3.61%
1,952	Gilead Sciences, Inc. *	99,825

Communications Services - 3.43%
4,137	Directv Group, Inc. *	94,779

Crude Petroleum & Natural Gas - 1.93%
2,572	Continental Resources, Inc. *	53,266

Electronic Computers - 2.43%
788	Apple, Inc. *	67,256

Engines & Turbines - 2.26%
2,338	Cummins, Inc.	62,495

Fire, Marine & Casualty Insurance - 4.80%
2,505	Ace Ltd.	132,565

Iron & Steel Foundries - 2.93%
1,362	Precision Castparts Corp.	81,012

Leather & Leather Products - 1.96%
2,604	Coach, Inc. *	54,085

Measuring & Controlling Devices - 3.69%
2,995	Thermo Fisher Scientific, Inc. *	102,040

Oil & Gas Field Machinery & Equipment - 1.53%
1,321	Baker Hughes, Inc.	42,364

Oil & Gas Field Services - 2.22%
1,446	Schlumberger Ltd.	61,209

Optical Instruments & Lenses - 2.07%
2,630	Kla Tencor Corp.	57,308

Petroleum Refining - 1.40%
1,792	Valero Energy Corp.	38,779

Pharmaceutical Preparations - 10.17%
1,341	Celgene Corp. *	74,130
1,305	Genentech, Inc. *	108,197
5,791	Schering-Plough Corp.	98,621
		280,948
Retail-Computer & Computer Software Stores - 1.76%
2,244	Gamestop Corp. *	48,605

Retail-Department Stores - 3.13%
2,385	Kohls Corp. *	86,337

Retail-Drug Stores & Proprietary Stores - 3.39%
1,701	Express Scripts, Inc. *	93,521

Retail-Family Clothing Stores - 2.18%
4,012	Urban Outfitters, Inc. *	60,100

Retail-Miscellaneous Shopping Goods Stores - 3.35%
5,165	Staples, Inc.	92,557

Search, Detection, Navigation, Guidance, Aeronauticals Systems - 7.97%
2,239	Harris Corp.	85,194
2,645	Raytheon Co.	135,001
		220,195
Security & Commodity Brokers, Dealers, Exchanges & Services - 2.66%
2,979	Nasdaq Omx Group, Inc. *	73,611

Semiconductors & Related Devices - 7.89%
3,704	Intel Corp.	54,301
1,827	Memc Electronic Materials, Inc. *	26,089
3,960	Texas Instruments, Inc.	61,459
4,278	Xilinx, Inc.	76,234
		218,083
Services-Business Services - 1.89%
3,459	Akamai Technologies, Inc. *	52,196

Services-Prepackaged Software - 6.51%
3,548	Microsoft Corp.	68,973
6,245	Oracle Corp. *	110,724
		179,697
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 4.88%
2,181	Procter & Gamble Co.	134,829

Wholesale-Industrial Machinery - 2.82%
1,988	Airgas, Inc.	77,512

TOTAL FOR COMMON STOCKS (Cost $3,761,894) - 95.50%		$ 2,637,984

SHORT TERM INVESTMENTS - 4.38%
121,047	First American Government Obligation Fund Class Y 0.34% ** (Cost $121,047)	121,047

TOTAL INVESTMENTS (Cost $3,882,941) - 99.88%		2,759,031

OTHER ASSETS LESS LIABILITIES - 0.12%		(484)

NET ASSETS - 100.00%		$ 2,758,547

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

	Bond Fund
	Schedule of Investments
	December 31, 2008

Face Amount		Value

US TREASURY NOTES - 73.28%
$ 350,000	US Treasury Note 1.250% Due 11/30/2010	$ 353,458
200,000	US Treasury Note 3.500% Due 12/15/2009	205,874
250,000	US Treasury Note 3.625% Due 07/15/2009	254,345
200,000	US Treasury Note 3.875% Due 02/15/2013	222,218
400,000	US Treasury Note 3.875% Due 07/15/2010	421,512
200,000	US Treasury Note 4.000% Due 02/15/2014	226,460

TOTAL FOR US TREASURY NOTES (Cost $1,599,891) - 73.28%		$ 1,683,867

SHORT TERM INVESTMENTS - 25.53%
586,714	First American Treasury Obligation Class Y 0.34% ** (Cost $586,714)	586,714

TOTAL INVESTMENTS (Cost $2,186,605) - 98.81%		2,270,581

OTHER ASSETS LESS LIABILITIES - 1.19%		27,360

NET ASSETS - 100.00%		$ 2,297,941

** Variable rate security; the coupon rate shown represents the yield at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Assets and Liabilities
December 31, 2008

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,486,009, $3,882,941, and $2,186,605 respectively)	$ 2,956,979	$ 2,759,031	$ 2,270,581

Cash	1,900	-	-
Receivables:
Dividends and Interest	6,340	1,080	18,196
Due from Advisor	12,083	9,397	17,886
Prepaid Expenses	3,105	3,263	1,215
Total Assets	2,980,407	2,772,771	2,307,878
Liabilities:
Payables:
Shares Redeemed	178	2,355	3,000
Due to Custodian Bank	-	1,500	-
Accrued Expenses	10,584	10,369	9,937
Total Liabilities	10,762	14,224	12,937
Net Assets	$ 2,969,645	$ 2,758,547	$ 2,294,941

Net Assets Consist of:
Capital Stock	$ 247	$ 385	$ 211
Paid In Capital	3,539,785	4,081,999	2,212,875
Accumulated Realized Loss on Investments	(41,357)	(199,928)	(2,121)
Unrealized Appreciation (Depreciation) in Value of Investments	(529,030)	(1,123,909)	83,976
Net Assets (10,000,000 shares authorized, $0.001 par value) for 247,278,
385,247, and 210,796 shares outstanding, respectively.	$ 2,969,645	$ 2,758,547	$ 2,294,941

Net Asset Value and Offering Price Per Share	$ 12.01	$ 7.16	$ 10.89

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Operations
For the year ended December 31, 2008

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 61,711	$ 32,998	$ -
Interest	5,385	2,871	59,833
Total Investment Income	67,096	35,869	59,833

Expenses:
Advisory Fees (Note 2)	38,156	43,825	9,715
Transfer Agent and Fund Accounting Fees	8,534	8,566	8,361
Insurance Fees	1,382	1,562	604
Audit Fees	14,027	12,365	12,285
Blue Sky Fees	305	593	272
Custody Fees	4,416	5,478	4,231
Legal Fees	2,983	2,939	1,754
Quotes & Fees	1,179	1,205	835
Taxes	424	508	155
Printing and Mailing Fees	1,264	1,232	671
Miscellaneous Fees	1,430	1,391	357
Total Expenses	74,100	79,664	39,240
Fees Waived and Reimbursed by the Advisor (Note 2)	(16,865)	(13,927)	(19,809)
Net Expenses	57,235	65,737	19,431

Net Investment Income (Loss)	9,861	(29,868)	40,402

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(41,357)	(199,928)	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,366,686)	(1,996,239)	58,257
Net Realized and Unrealized Gain (Loss) on Investments	(1,408,043)	(2,196,167)	58,257

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,398,182)	$ (2,226,035)	$ 98,659

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2008	12/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 9,861	$ 10,598
Net Realized Gain (Loss) on Investments	(41,357)	155,817
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,366,686)	12,357
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,398,182)	178,772

Distributions to Shareholders from:
Net Investment Income	(10,812)	(13,949)
Realized Gains	-	(156,011)
Total Distributions	(10,812)	(169,960)

Capital Share Transactions:
Proceeds from Sold Shares	450,722	593,690
Reinvestment of Distributions	10,812	164,654
Cost of Shares Redeemed	(459,093)	(344,775)
Net Increase from Capital Shares Transactions	2,441	413,569

Total Increase (Decrease):	(1,406,553)	422,381
Net Assets
Beginning of Period	4,376,198	3,953,817
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $408, respectively)	$ 2,969,645	$ 4,376,198

Share Transactions:
Shares Sold	28,115	33,001
Shares Issued on Reinvestment of Distributions	943	9,303
Shares Redeemed	(30,745)	(18,730)
Net Increase (Decrease) in Outstanding Shares of Fund	(1,687)	23,574

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Statements of Changes in Net Assets

	Years Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2008	12/31/2007
Net Investment Income (Loss)	$ (29,868)	$ (37,470)
Net Realized Gain (Loss) on Investments	(199,928)	167,380
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,996,239)	181,582
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,226,035)	311,492

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	(161,912)
Total Distributions	-	(161,912)

Capital Share Transactions:
Proceeds from Sold Shares	382,498	1,433,187
Reinvestment of Distributions	-	157,895
Cost of Shares Redeemed	(985,244)	(627,136)
Net Increase (Decrease) from Capital Shares Transactions	(602,746)	963,946

Total Increase (Decrease):	(2,828,781)	1,113,526
Net Assets
Beginning of Period	5,587,328	4,473,802
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 2,758,547	$ 5,587,328

Share Transactions:
Shares Sold	38,028	116,616
Shares Issued on Reinvestment of Distributions	-	12,899
Shares Redeemed	(112,178)	(49,869)
Net Increase (Decrease) in Outstanding Shares of Fund	(74,150)	79,646

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Statements of Changes in Net Assets

	Years Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2008	12/31/2007
Net Investment Income	$ 40,402	$ 50,626
Net Realized Gain (Loss) on Investments	-	(999)
Net Change in Unrealized Appreciation on Investments	58,257	68,728
Net Increase in Net Assets Resulting from Operations	98,659	118,355

Distributions to Shareholders from:
Net Investment Income	(41,004)	(50,593)
Realized Gains	-	-
Total Distributions	(41,004)	(50,593)

Capital Share Transactions:
Proceeds from Sold Shares	865,611	212,981
Shares Issued on Reinvestment of Distributions	41,004	50,593
Cost of Shares Redeemed	(553,034)	(350,542)
Net Increase (Decrease) from Capital Share Transactions	353,581	(86,968)

Total Increase (Decrease):	411,236	(19,206)
Net Assets
Beginning of Period	1,883,705	1,902,911
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 2,294,941	$ 1,883,705

Share Transactions:
Shares Sold	79,604	20,700
Shares Issued on Reinvestment of Distributions	3,769	4,805
Shares Redeemed	(51,359)	(33,876)
Net Increase (Decrease) in Outstanding Shares of Fund	32,014	(8,371)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Net Asset Value, at Beginning of Period	$ 17.58	$ 17.54	$ 17.32	$ 15.69	$ 13.84

Income From Investment Operations:
Net Investment Income *	0.04	0.05	0.15	0.02	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(5.57)	0.72	1.46	1.65	1.84
Total from Investment Operations	(5.53)	0.77	1.61	1.67	1.88

Distributions:
Net Investment Income	(0.04)	(0.08)	(0.04)	(0.04)	(0.03)
Realized Gains	-	(0.65)	(1.35)	-	-
Total from Distributions	(0.04)	(0.73)	(1.39)	(0.04)	(0.03)

Net Asset Value, at End of Period	$ 12.01	$ 17.58	$ 17.54	$ 17.32	$ 15.69

Total Return **	(31.42)%	4.24%	9.31%	10.64%	13.55%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,970	$ 4,376	$ 3,954	$ 3,311	$ 2,843
Before Waivers
Ratio of Expenses to Average Net Assets	1.95%	1.58%	1.50%	1.49%	1.50%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.49%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	0.25%	0.23%	0.23%	0.27%
Portfolio Turnover	15.68%	12.09%	24.95%	22.24%	7.32%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Net Asset Value, at Beginning of Period	$ 12.16	$ 11.78	$ 11.27	$ 10.32	$ 9.22

Income From Investment Operations:
Net Investment Loss *	(0.07)	(0.09)	(0.07)	(0.06)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(4.93)	0.84	0.58	1.01	1.12
Total from Investment Operations	(5.00)	0.75	0.51	0.95	1.10

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	(0.37)	-	-	-
Total from Distributions	-	(0.37)	-	-	-

Net Asset Value, at End of Period	$ 7.16	$ 12.16	$ 11.78	$ 11.27	$ 10.32

Total Return **	(41.12)%	6.28%	4.53%	9.21%	11.93%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,759	$ 5,587	$ 4,474	$ 3,725	$ 2,923
Before Waivers
Ratio of Expenses to Average Net Assets	1.82%	1.59%	1.53%	1.50%	1.50%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.49%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.68)%	(0.73)%	(0.67)%	(0.62)%	(0.16)%
Portfolio Turnover	28.66%	25.76%	24.78%	16.14%	30.42%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Net Asset Value, at Beginning of Period	$ 10.54	$ 10.17	$ 10.23	$ 10.37	$ 10.58

Income From Investment Operations:
Net Investment Income *	0.23	0.27	0.30	0.20	0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	0.32	0.38	(0.06)	(0.13)	(0.18)
Total from Investment Operations	0.55	0.65	0.24	0.07	(0.01)

Distributions:
Net Investment Income	(0.20)	(0.28)	(0.30)	(0.21)	(0.20)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.20)	(0.28)	(0.30)	(0.21)	(0.20)

Net Asset Value, at End of Period	$ 10.89	$ 10.54	$ 10.17	$ 10.23	$ 10.37

Total Return **	5.20%	6.50%	2.32%	0.66%	(0.09)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,295	$ 1,884	$ 1,903	$ 1,755	$ 1,528
Before Waivers
Ratio of Expenses to Average Net Assets	2.02%	1.03%	0.99%	1.00%	1.05%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.00%	1.00%	0.99%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.08%	2.71%	2.70%	2.04%	1.37%
Portfolio Turnover	13.55%	0.00%	0.00%	37.01%	75.57%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds, Inc. (the “Company”) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations. The following is a summary of the Funds’ significant accounting policies.

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -  quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Manor Fund

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                        $2,956,979                          $         -

Level 2 – Significant Other Observable Inputs                       -                                    -

Level 3 – Significant Unobservable Inputs                             -                                    -

Total                                                                      $2,956,979                           $         -

Growth Fund

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                        $2,637,984                          $         -

Level 2 – Significant Other Observable Inputs                       -                                    -

Level 3 – Significant Unobservable Inputs                             -                                    -

Total                                                                      $2,637,984            $         -

Bond Fund

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                           $586,714                          $         -

Level 2 – Significant Other Observable Inputs     $1,683,867                                     -

Level 3 – Significant Unobservable Inputs                             -                                    -

Total                                                                      $2,270,581            $         -

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on January 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Funds does not believe that any adjustments were necessary to the financial statements at adoption.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Reclassifications: In accordance with SOP-93-2, the Growth Fund recorded a permanent book/tax difference of $29,868 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates

2.   INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, Inc. (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. For the year ended December 31, 2008 the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $38,156, $43,825 and $9,715 respectively.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.50% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor will reimburse the Funds for these expenses. The reimbursements from the Advisor for the Manor, Growth and Bond Funds for the year ending December 31, 2008 were, $16,865, $13,927, and $19,809 respectively.

 3.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2008, were as follows:

                                                          Manor Fund            Growth Fund           Bond Fund

Purchases                                            $ 699,178               $ 1,220,749             $ 353,418

Sales                                                    $ 557,025               $ 1,691,238            $  200,015

4.   FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principals generally accepted in the United States.  The following information is as of December 31, 2008:

                                                                                                                Manor Fund                   Growth Fund                  Bond Fund

Federal tax cost of investments, including short-term investments           $ 3,486,009                     $ 3,882,941                    $ 2,186,605

Gross tax appreciation of investments                                                            328,421                    $    107,479                      $       83,976

Gross tax depreciation of investments                                                      $   (857,451)             $ (1,231,388)                 $             —

Net tax appreciation/(depreciation)                                                          $   (529,030)             $(1,123,909)                 $       90,521

Accumulated capital losses                                                                        $     (41,357)                   $    (199,928)                 $       (2,121)

The accumulated capital loss carryovers as of December 31, 2008 expire as follows:

                                                                                                               Manor Fund                      Growth Fund                 Bond Fund

                                                                                                2012               $      —                  $          —                      $    1,122

                                                                                                2015               $      —                  $          —                      $       999

                2016

    $  41,357

     $  199,928                $          —

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

                                                                                                         Manor Fund              Growth Fund                       Bond Fund

                                                                                                       2008           2007               2008            2007               2008           2007

Ordinary Income                                                                          $ 10,812    $13,949          $ —          $   —               $ 41,004   $ 50,626

Long-term Gain                                                                             $ —          $ 156,011       $  —           $ 161,912         $ —         $       —

5.     NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five  years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 26, 2009

Manor Investment Funds
Expense Illustration
December 31, 2008 (Unaudited)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2008	December 31, 2008	July 1,2008 to December 31,2008

Actual	$1,000.00	$719.76	$6.48
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.61

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2008	December 31, 2008	July 1,2008 to December 31,2008

Actual	$1,000.00	$679.96	$6.33
`
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.61

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Bond Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2008	December 31, 2008	July 1,2008 to December 31,2008

Actual	$1,000.00	$1,036.26	$5.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.11	$5.08

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

DIRECTORS AND OFFICERS

DECEMBER 31, 2008 (UNAUDITED)

DIRECTORS AND OFFICERS

The following table provides information regarding each Director who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Director serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
James Klucar 15 Chester Commons Malvern, PA 19355 67	Director since 2008	Mr. Klucar is a Nuclear Engineer with Int, Inc.
Bruce Laverty 15 Chester Commons Malvern, PA 19355 49	Director since 1995	Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty legal counsel to the Fund.
John McGinn 15 Chester Commons Malvern, PA 19355 62	Director since 2002	Mr. McGinn is an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 59	Director since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 51	Director since 2000	Mr. Szkudlapski is President of Eclipse Business Systems.
Alan Weintraub 15 Chester Commons Malvern, PA 19355 55	Director since 1995	Mr. Weintraub is a Chief Technical Officer with Perficient, Austin, TX.
Howard Weisz 15 Chester Commons Malvern, PA 19355 67 _____	Director since 2008	Mr. Weisz is an Independent Management Consultant.

MANOR INVESTMENT FUNDS

DIRECTORS AND OFFICERS

DECEMBER 31, 2008 (UNAUDITED)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.  Each Director serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 54	Director, President, Advisor Since 1995	Prior to founding Morris Capital Advisors, LLC, he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.
John R. Giles 15 Chester Commons Malvern, PA 19355 53	Director, Vice-President, Advisor, Secretary Since 2005

Prior to joining Morris Capital Advisors, LLC, he was Senior Vice President of the Wilmington Trust Company and Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

Proxy Voting Procedures

The Company’s Board of Directors has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com.  The Proxy voting history is located under Fund Information, Proxy Voting.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Directors

The members of the Board of Directors serve without compensation.  Daniel A. Morris, President of Manor Investment Funds, Inc. (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Fund are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the Directors of the Fund are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Directors, and is available without charge, by calling 1-800-787-3334.   Each director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA  19355.

Approval of Management Agreement

At the July 27, 2008 the Board of Directors of the Funds discussed and reviewed the following information with respect to the renewal of the investment advisory agreement between the Funds and Morris Capital Advisors, LLC (“MCA”).  MCA provides ongoing investment management for the portfolio of each Fund.  In the execution of these duties MCA performs securities research, trading, and accounting for Fund portfolios.  MCA also reconciles each portfolio with the Fund custodian to prevent errors in purchase and sale transactions, dividends, interest, and shareholder transactions.

The investment performance of each Fund is compared to a broad market index and comparable mutual funds.  As of December 31, 2007 the Manor Fund outperformed its benchmarks for the trailing 5-year period.  As of December 31, 2007 the Growth Fund outperformed the S&P 500 index for the trailing quarter, 1-year and since inception.  The Growth Fund also outperformed the Lipper Large-Cap Growth mutual fund index for the trailing 5-year period and since inception.  The Bond Fund underperformed its benchmarks because the Fund is invested 100% in U.S. Treasury securities, with short maturities.  This portfolio structure is designed to protect principal in periods of rising interest rates, and underperformed during the recent period of declining yields.

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION(CONTINUED)

DECEMBER 31, 2008 (UNAUDITED)

In addition to investment management functions, MCA handles all compliance responsibilities, monitors and reviews Mutual Shareholder Services, LLC (MSS) as transfer agent and accountant, prepares and distributes all shareholder reports, in conjunction with MSS prepares and submits all filings required by SEC rules and regulations, negotiates agreements with outside service providers, and processes all shareholder questions and requests.  MCA provides these services, over and above the typical responsibilities of investment management, without compensation from the Fund.  The costs of providing these services substantially reduce the net profit attributable to MCA from the sole execution of its duties under its investment advisory agreement with the Fund.

As the Funds grow, economies of scale will reduce the cost of services to the Funds, for the benefit of all Fund shareholders.  These costs have increased dramatically over the last several years as the regulatory environment has become increasingly burdensome.  It is expected that these increased costs will extend the point where the economies of scale will benefit shareholders, initially estimated to be when Fund assets exceed $25 million.

After this discussion the Board approved the renewal of the investment advisory agreement between the Funds and MCA.

ITEM 2.	CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by James McFadden. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2008	12/31/2007
Audit Fees	$19,500	$21,000
Audit Related Fees	$0	$0
Tax Fees	$4,500	$0
All Other Fees	$0	$0

Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED.]

ITEM 9.	CONTROLS AND PROCEDURES.
a)

The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics — For annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
     President
Date 03/06/20089